UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39218	16-0977505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

525 French Road

Utica, New York 13502

(Address of principal executive offices, including zip code)

(315) 797-8375

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CNMD	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 22, 2020 (the “Effective Date”), CONMED Corporation, a New York corporation (“CONMED New York” and, prior to the Reincorporation, the “Company”), changed its state of incorporation from the State of New York to the State of Delaware (the “Reincorporation”) by merging with and into its wholly-owned subsidiary CONMED Corporation, a Delaware corporation (“CONMED Delaware” and, following the Reincorporation, the “Company”) pursuant to the terms of the Agreement and Plan of Merger, dated May 21, 2020, by and between the Company and Newco (the “Merger Agreement”). The Reincorporation and the Merger Agreement were approved by the Board of Directors of CONMED New York. As further described under Item 5.07 of this Current Report on Form 8-K (this “Current Report”), the Reincorporation, including the adoption of the Merger Agreement, was approved by the affirmative vote of the holders at least two-thirds of CONMED New York’s outstanding shares of common stock entitled to vote at the annual meeting of the Company’s shareholders held on May 21, 2020 (the “Annual Meeting”).

On the Effective Date, pursuant to the terms of the Merger Agreement:

•	The Company merged with and into CONMED Delaware, with CONMED Delaware being the surviving entity, and CONMED New York ceasing to exist as a separate entity;

•	The shareholders of CONMED New York became the shareholders of CONMED Delaware;

•	Each outstanding share of CONMED New York’s common stock, par value $0.01 per share, automatically converted pro-rata on a one-to-one basis into shares of the common stock of CONMED Delaware, par value $0.01 per share;

•	Each outstanding option to purchase shares of CONMED New York’s common stock converted into an option to acquire an equal number of shares of CONMED Delaware, with no change in the exercise price or other terms or provisions of the option;

•	Each other equity award relating to CONMED New York’s common stock was deemed to be an equity award for the same number of shares of CONMED Delaware’s common stock, with no change in the terms or provisions of the equity award;

•	CONMED Delaware assumed all of the assets, liabilities, rights, privileges and powers of CONMED New York;

•	CONMED Delaware is governed by the General Corporation Law of the State of Delaware (the “DGCL”) and, as discussed in Item 5.01 of this Current Report, by the Certificate of Incorporation (the “Delaware Charter”) and the By-laws (the “Delaware By-laws”) of CONMED Delaware; and

•	The officers and directors of CONMED New York became the officers and directors of CONMED Delaware.

The Reincorporation changed the legal domicile of the Company, but did not result in any change in the name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of the Company. The Company will continue to operate under the name “CONMED Corporation” and its common stock will continue to be listed on the New York Stock Exchange under the same ticker symbol “CNMD.” Shareholders are not required to exchange their existing stock certificates in connection with the Reincorporation.

Additionally, as a result of the Reincorporation and pursuant to Rule 12g-3(a) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), CONMED Delaware is the successor issuer to CONMED New York, and CONMED Delaware’s common stock is deemed registered under Section 12(b) of the Exchange Act.

The foregoing description of the Reincorporation and the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. A more detailed description of the Merger Agreement and the effects of the Reincorporation is set forth in Proposals 4, 5 and 6 of the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 10, 2020, as supplemented on May 11, 2020 (the “2020 Proxy Statement”), which description is incorporated herein by reference. In addition, a description of CONMED Delaware’s common stock is attached hereto as Exhibit 4.1 and incorporated herein by reference. The information set forth in Item 5.01 of this Current Report on Form 8-K is also incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 and Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference. In addition, a description of CONMED Delaware’s common stock is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 5.01	Amendment to Articles of Incorporation or Bylaws.

As a result of the Reincorporation, the rights of the shareholders of the Company are now governed by the DGCL and by the Delaware Charter and the Delaware By-laws (together, the “Delaware Governing Documents”). Additionally, as disclosed under Item 5.07 of this Current Report, at the Annual Meeting the Company’s shareholders also approved the inclusion in the Delaware Charter of a director exculpation provision and certain procedural provisions with respect to shareholder action by written consent.

Copies of the Delaware Charter and the Delaware By-laws are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference. A detailed description of the changes in the rights of the Company’s shareholders as a result of the Reincorporation and the adoption of the Delaware Governing Documents is set forth in Proposals 4, 5 and 6 of the Company’s 2020 Proxy Statement, which description is incorporated herein by reference. The information set forth in Item 1.01 of this Current Report on Form 8-K is also incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 21, 2020. Holders of CONMED New York common stock were entitled to elect ten directors. On all matters which came before the Annual Meeting, holders of CONMED New York common stock were entitled to one vote for each share held. Proxies for 26,509,552 of the 28,527,662 shares of CONMED New York common stock entitled to vote were received in connection with the Annual Meeting.

The following table sets forth the names of the ten persons elected at the Annual Meeting to serve as directors until the first annual meeting of shareholders following the end of the Company’s fiscal year ending December 31, 2020 and the number of votes cast for, against or withheld with respect to each person.

Election of Directors

Director	Votes Received	Votes Withheld	Broker Non-Votes

David Bronson	24,547,232	587,872	1,374,448
Brian Concannon	24,911,663	223,441	1,374,448
LaVerne Council	24,985,886	149,218	1,374,448
Charles Farkas	24,906,003	229,101	1,374,448
Martha Goldberg Aronson	24,816,151	318,953	1,374,448
Curt R. Hartman	23,929,638	1,205,466	1,374,448
Jerome J. Lande	24,905,739	229,365	1,374,448
Barb Schwarzentraub	24,984,921	150,183	1,374,448
Mark E. Tryniski	24,631,728	503,376	1,374,448
Dr. John Workman	24,602,616	532,488	1,374,448

Management Proposals

	For	Against	Abstain	Broker Non-Votes

Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020	25,612,446	845,913	51,193	1,374,448

Approve Advisory Vote on Named Executive Officer Compensation	23,975,870	1,105,189	54,045	1,374,448

Approve the Reincorporation from New York to Delaware, Including Adoption of the Merger Agreement and Approval of the Delaware Charter and Delaware By-laws	24,872,367	212,048	50,689	1,374,448

Approve Delaware Written Consent Procedural Provision	24,860,045	224,677	50,382	1,374,448

Approve Delaware Director Exculpation Provision	24,857,513	175,940	101,651	1,374,448

Approve Non-Employee Director Equity Plan	19,082,033	6,001,427	51,644	1,374,448

Approve Employee Stock Purchase Plan	24,728,352	339,298	67,454	1,374,448

Item 8.01	Other Events.

On May 21, 2020, CONMED Corporation announced it will be paying a quarterly cash dividend of $0.20 per share on July 6, 2020 to all shareholders of record as of June 15, 2020.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated May 21, 2020, by and between CONMED Corporation, a New York corporation, and CONMED Corporation, a Delaware corporation.

3.1	Certificate of Incorporation of CONMED Corporation, a Delaware corporation.

3.2	By-laws of CONMED Corporation, a Delaware corporation.

4.1	Description of the Common Stock of CONMED Corporation, a Delaware corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONMED CORPORATION
(Registrant)

By:	/s/ Daniel S. Jonas
Name:	Daniel S. Jonas, Esq.
Title:	Executive Vice President, General Counsel & Secretary

Date: May 22, 2020